Exhibit No. EX-23(j)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the reference to us under the heading "Independent Registered Public Accounting Firm" in this Registration Statement on Form N-1A of Nationwide Mutual Funds.


/s/ PricewaterhouseCoopers LLP
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Philadelphia, Pennsylvania
December 14, 2007